UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2018

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	333-138951	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Pkwy Suite 500 Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

(702) 990-3578

(Registrant's telephone number)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On January 8, 2019, a spokesperson of Toga Limited (the “Company”), presented certain information at an informational meeting of the Company held in Bangkok, Thailand, at which time a number of the Company’s stockholders and others were present. The information presented included the following disclosures about the Company:

1.	The Company intends to file a registration statement with the SEC (defined below) on Form S-1;

2.	In the first quarter of 2019, the Company intends to file with the SEC its Annual Report on Form 10-K for the year ended July 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended October 31, 2018 with the SEC;

3.	In February of 2019, the Company intends to submit an application to upgrade the trading of its common to the OTCQB marketplace;

4.	In February 2019, the Company intends to submit necessary documents to effect a reverse stock split of the shares of its common stock, with the ratio of such reverse split yet to be determined; and

5.	In April 2019, the Company intends to appoint five (5) independent directors to its Board of Directors.

The spokesperson stated that it is the Company’s further goal to uplist onto Nasdaq, although there is no specific timing or manner for such uplisting at this time.

The furnishing of the above information is not an admission as to the materiality of any information herein. The information contained herein is summary information that is intended to be considered in the context of more complete information included, or to be included, in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it made do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 of this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits:

99.1	Slide Presentation made by the Company in Thailand.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: January 16, 2019	By:	/s/ Toh Kok Soon
Toh Kok Soon
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

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